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                             U N I T E D S T A T E S

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Report
            (Date of earliest event reported)        November 8, 2000
                                                     ----------------



                              THE WET SEAL, INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware              0-18632             33-0415940
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         (State of Incorporation)     (Commission          (IRS Employer
                                      File Number)      Identification No.)




             26972 Burbank, Foothill Ranch, California        92610
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             (Address of principal executive offices)      (Zip Code)


              (Registrant's telephone number,
                     including area code)           (949) 583-9029
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                                       -1-
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Item 5.   Other Events

          The attached release was disclosed to the public on November 8, 2000.

                (a)  Exhibit 99.1

                       Press Release


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2000                  The Wet Seal, Inc.
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                                    /s/ KATHY BRONSTEIN
                                    -------------------------------------
                                         (Signature)

                                    Kathy Bronstein
                                    Vice Chairman and Chief Executive Officer